Investor Meeting June 2012 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-
looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke.
For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke does not have any intention or obligation to update any forward-looking statement (or its associated cautionary language), whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix or on our website at www.suncoke.com.
Investor Meeting, June 2012 2

About SunCoke
About SunCoke
Largest independent producer of
metallurgical coke in the Americas
– Coke is an essential ingredient in blast
furnace production of steel
Coal mining operations represents
~20% of Adjusted EBITDA
(1)
– High quality mid-vol. metallurgical coal
reserves in Virginia and West Virginia
– 2012 expected production of 1.6 million
tons
Cokemaking business generates ~80%
of Adjusted EBITDA
(1)
– 5.9 million tons of capacity in six
facilities; five in U.S. and one in Brazil
– Represents 18% of North American coke
production
(2)
Investor Meeting, June 2012
(1) For a definition of Adjusted EBITDA and reconciliation of Adjusted
EBITDA, please see the appendix.
(2) Source: Company estimates
3
2011 Adjusted EBITDA
(1)
: $141 million
Jewell
Coke
25%
Other
Domestic
Coke
48%
Int'l Coke
7%
Coal
Mining
19%
SunCoke Business
Segments
(excluding corporate costs)

2006-2011 Increase: 138%
2,490
4,190
4,740
5,390
5,390
5,940
2006
2007
2008
2009
2010
2011
Jewell Coke
Indiana Harbor
Haverhill I
Vitória
Haverhill II
Granite City
Middletown

SunCoke Energy

More than doubled capacity since
2006 with four new plants
Proven ability to permit, design,
construct and start up greenfield
developments and work
internationally
Industry-leading environmental
signature
– Meet U.S. EPA Maximum Achievable
Control Technology
Secure, long-term take-or-pay
contracts with leading steelmakers
– Coal, operating and transportation costs
are passed through
The Leading Independent Cokemaker
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(In thousands of tons)
Investor Meeting, June 2012 4

SunCoke’s Heat Recovery vs. By-Product Oven
SunCoke’s Heat Recovery vs. By-Product Oven
Pressurization
Negative pressure
Positive pressure
Air Emissions
MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation
Cogenerates power
Power consuming process
Hazardous Inputs
None
Yes – sulfuric acid
Volatile Organic Compounds
Complete combustion
No combustion
Solid Wastes
No toxic solid wastes
Process produces toxic waste streams
Investor Meeting, March 2012
5
SunCoke Heat Recovery Traditional By-Product

SunCoke‘s Value Proposition
SunCoke‘s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 15%-20% turndown
High quality coke with cheaper coal blends
– Burn loss vs. by-product
Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product "credits"
High Quality
& Reliable
Coke Supply
Turndown
Flexibility
Coal
Flexibility
Capital
Efficiency
& Flexibility
Environment
/Economic
Trade-offs
Investor Meeting, June 2012 6

SunCoke’s Contract Proposition
SunCoke’s Contract Proposition
Investor Meeting, June 2012
We deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
7
What SunCoke Offers
Capital Funding and Ownership
Permits and Approvals
Engineering, Procurement
& Construction
Plant Production and
Environmental Compliance
Reliable, High -Quality
Coke Supply
Typical Key
Coke Contract Provisions
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Operating Cost Component
(Pass-Through)
Taxes, Transportation & Future
Environmental Costs
(Pass-Through)
Customer Customer
SunCoke SunCoke
Energy Energy
Take-Or-Pay

Q1 2012 Earnings Overview
Q1 2012 Earnings Overview
Results driven by strong Coke
business performance
– Successful Middletown startup
– Improvement at Indiana Harbor
– Yield/cost improvement at other
facilities
Coal remains a challenge
– Higher than expected cash costs
– Difficult demand/price
environment
– Taking further action to reduce
costs
Solid quarter-end liquidity position
– Cash position of $113.5 million
– Revolver capacity of nearly
$150 million
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted
EBITDA, please see the appendix.
Investor Meeting, June 2012 8
$0.17
$0.24
Q1 '11 Q1 '12
Earnings Per Share
(diluted)
$26.6
$55.8
Q1 '11 Q1 '12
Adjusted EBITDA
(1)
(in millions)

Adjusted EBITDA
Adjusted EBITDA
(1)
(1)
Bridge –
Bridge –
Q1 2011 to Q1 2012
Q1 2011 to Q1 2012
Investor Meeting, June 2012
Quarter’s performance led by strong Coke business results
(1)  For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
(2)  Non-recurring items that impacted Indiana Harbor performance included a $2.4 million, net of noncontrolling interests (“NCI”), charge related to a coke inventory reduction and a $1.3 million, net of NCI, lower cost or market adjustment on pad coal inventory in Q1 2012 and $12.2 million, net of NCI, in coke cover costs in Q1 2011.
($ in millions)
9
$26.6
$55.8
$11.5
$4.4
$8.5
$10.3
($4.9)
($0.6)
Q1 2011
Adjusted
EBITDA (1)
Middletown Indiana
Harbor
(excluding non-
recurring items)
Indiana
Harbor
non-recurring
items (2)
Coke Business
(Jewel/Haverhill/
Granite City/Int'l)
Coal Mining Corporate
Costs
Q1 2012
Adjusted
EBITDA (1)
Total improvement
of $12.9 million

861
922
965
1,014
1,068
165
266
256
174
168
276
301
177
179
293
314
179
68
172
289
309
176
142
175
286
291
174
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$22/ton
$39/ton
$50/ton
$34/ton(2)
$51/ton(3)
$19
$8
$11
$36
$25
$11
$48
$34
$14
$32
$21
$11
$55
$40
$15
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

SunCoke Energy

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands) ($ in millions, except per ton amounts)
(1) For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of
$6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
(3) Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
• Middletown primary driver of increased coke
production in Q1 ‘12
• Quarter benefited from Indiana Harbor improvements and
strong Middletown Adjusted EBITDA per ton profile
Investor Meeting, June 2012 10

Domestic Coke Business:
Domestic Coke Business:
Adjusted EBITDA
Adjusted EBITDA
(1) (1)
Outlook
Outlook
($ in millions, except as noted)
Estimated
Low
Estimated
High
Domestic Coke Adjusted EBITDA
(1)
Per Ton $55 $60
Annual Domestic Coke Sales Volumes (in millions of tons)
x 4.3 x 4.4
Domestic Coke Adjusted EBITDA
(1)
$237 $264
Less:  Ongoing Capital Expenditures
($35) ($35)
Annual Domestic Coke Adjusted EBITDA
(1)
less Ongoing
Capital Expenditures
$202 $229
Illustrative Liquidity Ratios for Domestic Coke Business Estimated Estimated
Net Debt
(2)
to Adjusted EBITDA
(1)
2.6x 2.3x
Interest Coverage
(3)
5.4x 6.0x
All figures are estimates based on current expectations for domestic coke business (Jewell Coke and Other Domestic Coke segments); for example purposes only
Investor Meeting, June 2012 11
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Net Debt represents Total Debt less cash balance at end of period. Net Debt provides a perspective on the Company's overall debt position. Net Debt was calculated by subtracting our 3/31/2012 cash balance of $113.6 million from our Total Debt of $725.7 million on 3/31/2012.
(3)
Interest coverage is Adjusted EBITDA divided by expected 2012 interest expense of $44 million, net of amortization of issuance, discount and other fees.

Coal Mining Financial Summary
Coal Mining Financial Summary
Investor Meeting, June 2012
Cash production costs increasing in
face of difficult demand/price
environment
•
Reject rates increased to 68% due to
geology and preparation plant
inefficiency
•
Higher labor costs due to additional
headcount
Taking action intended to make coal
mining cash neutral in 2012
•
Focusing on most productive mines to
reduce costs
•
Reducing 2012 coal production estimate
from 1.8 million to 1.6 million tons
•
Reducing capital spending in line with
reduced coal outlook
Coal Sales
Coal Production
Purchased Coal
12
386
335
51
334
340
24
340
371
22
363
349
20
373
375
19
Q1  '11 Q2  '11 Q3  '11 Q4  '11 Q1  '12
Coal Mining Adjusted EBITDA
(1)
and Avg. Sales Price/Ton
(2)
Coal Sales, Production and Purchases
$12
$11
$9
$2
$7
$152
$162
$155
$159
$171
$32
$34
$25
$20
$20
$114
$126
$132
$138
$151
-$50
$0
$50
$100
$150
$200
Q1 '11 Q2 '11 Q3 '11 Q4 '11(3) Q1 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
($ in millions, except per ton amounts)
(1)
For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.

2012 Adjusted EBITDA
2012 Adjusted EBITDA
(1)
(1)
Outlook
Outlook
Given strength of U.S. Coke business, expect Adjusted
EBITDA
(1)
will increase by about $110 million or more in 2012
($ in millions)
Investor Meeting, June 2012 13
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
$141
-
$110
$15
-
2011
Adjusted
EBITDA
Coke Business Coal Mining Corporate
Costs
2012 Adjusted
EBITDA
$250 $280
$95 -
$5 -
$9 $14
(1)
(1)

2012 Guidance
2012 Guidance
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
EPS* (at 22% tax rate) $1.30 – $1.65
Capital Expenditures
& Investments
Approximately $100 million
Free Cash Flow
(1)
$75 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million – $35 million
Coke Production In excess of 4.3 million tons
Coal Production Approximately 1.6 million tons
*Diluted
Investor Meeting, June 2012 14
(1)
For a definition of Adjusted EBITDA and Free Cash Flow and their reconciliations, please see the appendix.

Strategy for Shareholder Value Creation
Strategy for Shareholder Value Creation
Investor Meeting, June 2012 15
Operations Excellence
Operations Excellence
Grow the Coke Business
Grow the Coke Business
North America & International
North America & International
Strategically Optimize Assets
Strategically Optimize Assets

Operations Excellence
Operations Excellence
Investor Meeting, June 2012 16
The SunCoke Way
The SunCoke Way
Safety & Environment
Execution
Productivity
Sustain and enhance
top quartile safety
performance
Rigorous focus on the details
and discipline
of coke and
coal mining operations
Leverage operating know-
how and technology to
continuously improve yields
and operating
& maintenance costs
Meet and exceed
environmental
standards
Financial
Financial
Performance
Performance

Chinese Metallurgical Coke (FOB China port - adds $45 - $60/ton)
SunCoke - Other Domestic Coke (1)

SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity (1)

SunCoke Energy

U.S. & Canada Coke Imports
SunCoke believes it has the opportunity to displace higher cost coke imports
.
(US$/ton) (Tons in millions)
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
Source: Steel Business Briefing, 2012
(1) Other Domestic Coke sales and other operating revenues less energy sales divided by tons sold.
Q1 2012 Average: $407 $435
2011 Average: $387 $431
2008-2010 Average: $326 $430
Grow the Coke Business:
Grow the Coke Business:
North America
North America
Investor Meeting, June 2012 17
5.4
3.6
5.6
1.3
2.5
2.2
2.8
2.3
2.6
2.8
3.6
–
1.0
2.0
3.0
4.0
5.0
6.0
2006 2007 2008 2009 2010 2011 2012E2013E 2014E 2015E2021E
$250
$350
$450
Jan-09 Jan-10 Jan-11 Jan-12
Chinese Coke Price vs. Representative SunCoke Price
Chinese
SunCoke
(1)

Investor Meeting, June 2012
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
12 million tons or 56% of coke capacity
at facilities >30 years old
Integrated Integrated
Steel Steel
Producers Producers
60% 60%
SunCoke
18%
DTE
5%
Other Merchant Other Merchant
& Foundry & Foundry
7% 7%
Imports Imports
10% 10%
Grow the Coke Business:
Grow the Coke Business:
North America
North America
18
9
43
28% 28%
SunCoke U.S. &
Canada
(excl SXC)
30-40 years 40+ years
Aging Cokemaking Facilities
Average Age
% of U.S. & Canada
coke production
U.S. & Canada Coke Supply

BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
2010 Coke Rate:
894 lbs/thm
2015E Coke Rate:
800 lbs/thm
Grow the Coke Business:
Grow the Coke Business:
North America
North America
Impact of low natural gas prices on
coke demand
– Displaces coke in blast furnace
– Natural gas cannot completely
replace coke; coke provides
structure in blast furnace,
facilitating the flow of
oxygen/air and hot liquid metal
– The less coke used the more
important the coke’s quality
– Makes coke oven gases less valuable
– Integrated steelmakers capture
coke oven gases produced in
their own coke batteries for use
in downstream operations
– This may impact steelmakers’
decision to reinvest/rebuild in
their own coke batteries
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Investor Meeting, June 2012 19
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
19
22
20
12
17
18
18
19
19 19
51
27
40
48
2006 2007 2008 2009 2010 2011 2012E 2013E 2014E 2015E
BF/BOF Crude Steel Production
Blast Furnace Coke Demand

Grow the Coke Business:
Grow the Coke Business:
North America
North America
Investor Meeting, June 2012 20
North American
Coke Market  Opportunity
Aging battery
replacement
Import displacement
Expected demand opportunity
by 2015
in millions of tons
5
2
2
3
3
Projected
New U.S. Plant
Anticipated capacity
Anticipated capacity
of 660,000 tons
of 660,000 tons
Expect to have permits
Expect to have permits
in first half of 2013
in first half of 2013
Will seek customer
Will seek customer
commitments at
commitments at
that time
that time

Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook.
Grow the Coke Business:
Grow the Coke Business:
International -
International -
India
India
Investor Meeting, June 2012 21
Growing
Steel Market
Coke supply
Deficit
Active
Merchant
Market
Electric Power
Deficit
Projected to be 3rd largest steel
market by 2020
Blast furnace to play a critical
role in growth
Importing approximately
2 million tons annually
Coke capacity investment lags
steel investment
3.5 million tons merchant
production or 13% of total
17 active merchant
coke producers
10% - 20% short power
Average wholesale price >$80
mwh (2x U.S. rate)
• •
Committed to
Committed to
India entry
India entry
strategy
strategy
– –
Discussing
Discussing
opportunities in
opportunities in
India
India
– –
Targeting
Targeting
potential entry
potential entry
by early 2013
by early 2013
India India
Steel/Coke Steel/Coke
Market Market

Optimize Assets: MLP
Optimize Assets: MLP
Investor Meeting, June 2012 22
Domestic coke assets may qualify for
an MLP
Engaged key advisors to assist in
MLP evaluation
Analysis underway to assess
structuring alternatives

Appendix

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.
EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP)
and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Definitions
Investor Meeting, June 2012
24

Investor Meeting, June 2012
Reconciliations
Reconciliations
25
$ in millions
Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011 FY  2010
Adjusted Pro Forma Operating Income
151.5
Add: Pro Forma impact of ArcelorMittal settlement
51.0
Subtract: Legal and settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration (16.3)
Adjusted Operating Income 37.1 80.4 14.9 33.5 24.6 7.4 186.2
Net Income (Loss) attributable to Noncontrolling Interest (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Subtract: Depreciation Expense (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Adjusted EBITDA 55.8 140.5 31.4 44.8 37.7 26.6 227.3
Subtract: Depreciation, depletion and amortization (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Subtract: Financing expense, net (12.0) (1.4) (7.1) (3.3) 4.5 4.5 19.0
Subtract: Income Tax (5.3) (7.2) 2.9 (5.1) (1.9) (3.1) (46.9)
Subtract: Sales Discount (3.2) (12.9) (3.2) (3.5) (3.1) (3.1) (12.0)
Add: Net Income attributable to NCI (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Net Income 16.6 58.9 7.5 21.6 24.1 5.7 146.3
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
Reconciliations
Investor Meeting, June 2012
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q1 2012
Adjusted EBITDA 15.0              40.1              0.1                  7.4                (6.8)               55.8              55.1
Sales Volume (thousands of tons) 186               892               358                  373               1,078
Adjusted EBITDA per Ton 80.6              45.0              0.3                  19.8              51.1
FY 2011
Adjusted EBITDA 46.1              89.4              13.7                 35.5              (44.2)             140.5            135.5
Sales Volume (thousands of tons) 702               3,068            1,442               1,454            3,770
Adjusted EBITDA per Ton 65.7              29.1              9.5                  24.4              35.9
Q4 2011
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Sales Volume (thousands of tons) 166               837               295                  363               1,003
Adjusted EBITDA per Ton 63.9              25.4              34.6                 6.9                31.8
Q3 2011
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Sales Volume (thousands of tons) 191               777               373                  371               968
Adjusted EBITDA per Ton 72.8              44.1              4.6                  24.8              49.8
Q2 2011
Adjusted EBITDA 10.6              25.3              0.8                  11.5              (10.5)             37.7              35.9
Sales Volume (thousands of tons) 170               757               412                  334               927
Adjusted EBITDA per Ton 62.4              33.4              1.9                  34.4              38.7
Q1 2011
Adjusted EBITDA 11.0              8.5                1.0                  12.3              (6.2)               26.6              19.5
Sales Volume (thousands of tons) 175               697               362                  386               872
Adjusted EBITDA per Ton 62.9              12.2              2.8                  31.9              22.4
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income
26

       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation, $MM
2012E Net Income to Adjusted EBITDA Reconciliation
Investor Meeting, June 2012 27

Estimated Free Cash Flow Reconciliation, $MM
2012E Estimated Free Cash Flow Reconciliation
2012
Cash from operations; In excess of $   179
Less cash used for investing activities Approx. (100)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     75
Investor Meeting, June 2012 28

Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907